Exhibit 99.2

LINDBLAD EXPEDITIONS

Lindblad Expeditions Builds on Its Leadership in Experiential Travel through the Acquisition of White Desert and Echo Charlie

SEPTEMBER 15, 2026

WHITE DESERT ANTARCTICA

ECHO CHARLIE MODERN ODYSSEYS

Disclaimer

Forward-Looking Statements:

This presentation contains forward-looking information and statements, within the meaning of applicable securities laws (collectively, "forward-looking statements"), including, but not limited to, statements relating to the Lindblad Expedition Holdings, Inc.'s (the "Company") future prospects and performance and the expected benefits of the transaction with White Desert and Echo Charlie, including the financial guidance for White Desert and Echo Charlie following the acquisition. These statements are often, but not always, made through the use of words or phrases such as "believe," "anticipate," "should," "intend," "plan," "will," "expects," "estimates," "projects," "positioned," "strategy," "outlook" and similar words.

Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from what is expressed or implied in such forward-looking statements. There may be events in the future that we are not able to predict accurately or over which we have no control. Potential risks and uncertainties include, but are not limited to: our inability to integrate the operations of White Desert and Echo Charlie and to yield the expected benefits from the transaction, our ability to achieve the expected revenue and Adjusted EBITDA projections for White Desert and Echo Charlie, adverse general economic factors, including the impact of geopolitical, macroeconomic conditions, tariffs, changes in trade policies or capital markets volatility, that decrease the level of disposable income of consumers or consumer confidence and negatively impact the ability or desire of people to travel; suspended operations, cancelling or rescheduling of voyages, the denial and/or unavailability of ports of call and other potential disruptions to the Company's business and operations related to health pandemics, political or civil unrest, war, terrorism, or other similar events and those risks discussed in the Company's 2025 Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings with the Securities and Exchange Commission.

Non-GAAP Information

The Company uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. A reconciliation of Adjusted EBITDA to Net Income is presented at the end of the presentation.

White Desert: an unparalleled way to experience the most remote place on Earth—the heart of Antarctica

- The leading provider of luxury tourism in the interior of Antarctica, operating three unique camps with a fourth underway, all limited to just 12 guests per itinerary
- Expeditions ranging from "Greatest Day" experience to 8-day offering which includes flying to the South Pole and access to a vast Emperor penguin colony
- Daily activities are immersive and expert-led; such as glacier hikes, blue river treks, and ice cave exploration
- Guests fly by privately-chartered Airbus from Cape Town to the blue-ice runway of Wolf's Fang, continuing via ski-equipped aircraft deep into the continent
- Extremely high barriers to enter resulting from longstanding aviation expertise and complex logistical supply chain, with exclusive access to the only privately-operated, non-government owned ice runway
- A trusted partner of the scientific community, flying hundreds of scientists to research stations each season, and a sustainability pioneer

"After two decades of White Desert, it still inspires me to bring people into the heart of the most remote continent on Earth. Antarctica cannot help but have a powerful effect on you. It is not just the beauty or unimaginably large landscapes; it is the reconnection to nature in its purest form."

— Patrick Woodhead, Founder & Chairman







Together, we are launching Echo Charlie to take the White Desert experience to new frontiers across the globe

- Echo Charlie will create White Desert style experiences around the world with small group, ~10-12 day itineraries
- Echo Charlie's "Modern Odysseys" are journeys designed for travelers who grew up on adventure stories and never stopped wanting one of their own – starting with Peru to Patagonia, Colombia to Guatemala, and Edinburgh to Nuuk
- Because its aircraft can land almost anywhere — on gravel, grass, or even snow — it connects the world's most extraordinary landscapes and cultures in a single arc, without the hassle and wasted hours of busy airports
- Brings together White Desert's aviation expertise with Lindblad's deep relationships across 100+ destinations, customer database, and broad marketing channel capabilities, and highlights both companies' spirit of innovation

Echo Charlie represents a long-term value creation opportunity via <u>repeat trips for White Desert guests and expanded offering for past Lindblad guests</u>, enhanced fixed asset utilization through use of White Desert aircraft in off-season, and growth acceleration through Lindblad's infrastructure and network







White Desert has a demonstrated track record of growth and profitability, with substantial runway ahead

- Lindblad has acquired 60% of White Desert and Echo Charlie for $61 million, plus $6 million for cash on the balance sheet[1]
- Transaction is being funded by cash on hand







White Desert at-a-Glance



$M
40
30
20
10
0
24% CAGR
FY24
FY26
Revenue
EBITDA

+20%

2026-2027 Season Booked Position vs. Same Time Last Year

[1]Lindblad and selling shareholders to have symmetric put-call options on 40% stake after four years post-close; subject to true-up adjustments for working capital, cash and indebtedness
Note: White Desert fiscal year end of 3/31/2026

Combines two best-in-class experiential travel companies with a shared history of innovation, unlocking significant value

LINDBLAD EXPEDITIONS + WHITE DESERT ANTARCTICA

- Legacy of taking first non-scientific guests to Antarctica 60+ years ago
- Access to robust guest database and prospect list of high net worth travelers with strong interest in experiential travel
- A global platform spanning seven continents and more than 100 destinations, with deep relationships in local communities
- Best-in-class marketing capabilities
- Access to capital for growth

- Leading operator of luxury tourism in the interior of Antarctica with a track record of 20 years
- Aviation experts operating 4 aircraft and highly complex logistical and supply chain operation
- Industry-defining itinerary development and innovation capabilities

LINDBLAD EXPEDITIONS | WHITE DESERT | ECHO CHARLIE

- ✓ **Expansion of White Desert's camp network and guest experiences**
- ✓ **New repeat-guest opportunities through Echo Charlie, supported by Lindblad's global commercial platform**
- ✓ **Brings Patrick's innovative and visionary approach to Lindblad's broader portfolio of brands and experiences**

Patrick Woodhead, White Desert's founder, brings unique innovation and creativity to Lindblad



PATRICK WOODHEAD
Founder, White Desert & Echo Charlie

Led first east-to-west traverse of Antarctica (1,850km in 75 days)

Part of youngest and fastest team to reach the South Pole in 2002

World record-holder for fastest coast-to-coast crossing Greenland

- **FOUNDED WHITE DESERT IN 2005**, building it over 20 years, with deep relationships in Antarctica and South Africa
- **FOUNDER OF ECHO CHARLIE**, an innovative aviation-based tour platform bringing the White Desert style of trip to unique destinations globally
- **SERVED ON UK GOVERNMENT DELEGATION** at Antarctic Treaty Consultative Meetings and works closely with the heads of National Antarctic Programmes
- **AUTHORED 4 BESTSELLING BOOKS** published in 11 different languages across genres, including a memoir on his South Pole expedition
- Patrick **BRINGS HIS ENTREPRENEURIAL EXPERIENCE TO THE LINDBLAD FAMILY OF BRANDS** through his roles as Chairman of White Desert, CEO of Echo Charlie, and Senior Innovation Advisor to Lindblad

Acquisition of White Desert and Echo Charlie establishes a new aviation-based platform to complement our established land and sea offerings

LINDBLAD'S PORTFOLIO OF EXCEPTIONAL COMPANIES WILL TAKE YOU BY...



Lindblad Expeditions
natural habitat
OFF THE BEATEN PATH
THOMSON SAFARIS
DUVINE
CLASSIC JOURNEYS
WHITE DESERT
ECHO CHARLIE
SHIP
LAND
AIR

... TO THE WORLD'S MOST EXTRAORDINARY PLACES

Our approach is consistent: partner with exceptional founders, preserve what makes each business special, and invest to accelerate growth

	Natural Habitat Adventures	DuVine	Off the Beaten Path	Classic Journeys	Thomson Safaris	White Desert	Echo Charlie
Focus Area	Nature / Wildlife Land-Based Expedition	Cycling Tours Culture & Culinary	Outdoor Adventure & National Parks	Walking Tours Culture & Culinary	Safari Tours, Kilimanjaro Trekking, & Lodging	One-of-a-Kind Luxury Experiences in Interior of Antarctica	Luxury Remote Aviation Expeditions
Year Acquired	2016	2021	2021	2021	2024	2026	2026
Long Track Record of Operations	41 years	30 years	40 years	31 years	45 years	21 years	–
Strong Leadership	Ben Bressler (Founder)	Andy Levine (Founder)	Cory Lawrence (CEO Since 2005)	Edward & Susie Piegza (Co-Founders)	Ina Steinhilber (President and Managing Director)	Patrick Woodhead (Founder and Chairman)	Patrick Woodhead (Founder and CEO)

Lindblad's land segment has grown from ~$50M of Revenue in 2017 to ~$275M in 2025, underscoring our commitment to driving growth